Form N-SAR
Dimensional Emerging Markets Value Fund Inc.

I)	Please refer to:

1)	The annual update to The Investment Company Act of
1940 Registration Statement on Form N-1A of Dimensional Emerging Markets Value Fund Inc. filed on Post-Effective Amendment No. 17 with the Securities and Exchange Commission on March 29, 2004.